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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 5

         AMENDMENT NO. 5, dated as of November 6, 2003 (this "Amendment and Waiver"), to the credit agreement dated as of January 7, 1999, as amended and restated as of February 29, 2000, as amended by Amendment No. 1 dated as of July 28, 2000, Amendment No. 2 dated as of August 3, 2001, Amendment No. 3 dated as of September 5, 2001 and Amendment No. 4 dated as of June 19, 2003 (as so amended, as hereby amended and as otherwise amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP. (formerly known as Centennial Cellular Corp.), as a Guarantor ("Parent"); the other Guarantors party thereto; each of the lenders from time to time party thereto (individually, a "Lender" and, collectively, the "Lenders"); JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, "JP Morgan Chase"); MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-lead arrangers and co-syndication agents (in such capacity, together with their successors in such capacity, and JP Morgan Chase, the "Co-Syndication Agents"); BANK OF AMERICA, N.A., as arranger and administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

                                  INTRODUCTION

         (A) On August 1, 2003, the Obligors and the Majority Lenders entered into Amendment No. 5 to the Credit Agreement ("Old Amendment No. 5") which provided for certain waivers and modifications to the Credit Agreement relating to the Obligors ability to use the Net Available Proceeds of certain Equity Issuances to prepay outstanding Parent Subordinated Notes. Because its closing conditions were never fully satisfied, Old Amendment No. 5 never became effective.

         (B) Borrower and PR Borrower have requested, and the Majority Lenders and the Administrative Agent have agreed, to terminate Old Amendment No. 5 and enter into this new Amendment No. 5, which provides for certain waivers and modifications of the Credit Agreement as hereinafter set forth.

         (C) From and after the Effective Date (as hereinafter defined) of this Amendment and Waiver, the provisions of the Credit Agreement specified below shall be waived or amended, as the case may be, but only upon and subject to the terms and conditions set forth herein.

         (D) In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                                    ARTICLE I

                                     WAIVERS

Section 1.1. Waivers.

         (a) On the terms and subject to the conditions set forth in this Amendment and Waiver, the Administrative Agent and the Majority Lenders hereby waive the Obligor's obligations under Section 2.10(a)(ii) of the Credit Agreement solely to the extent that the Net Available Proceeds resulting from any Fifth Amendment Equity Issuance (as hereinafter defined) are used to prepay outstanding Parent Subordinated Notes (including, without limitation, any accrued and unpaid interest) (it being expressly acknowledged and agreed for the avoidance of doubt that the terms of Section 2.10(a)(ii) of the Credit Agreement shall apply to and be fully effective with respect to any Net Available Proceeds resulting from (i) the Fifth Amendment Equity Issuance in excess of the amount used to prepay outstanding Parent Subordinated Notes (including, without limitation, any accrued and unpaid interest), or (ii) any other Equity Issuance).

         (b) On the terms and subject to the conditions set forth in this Amendment and Waiver, the Administrative Agent and the Majority Lenders hereby waive the Obligor's obligations under (1) Section 9.23(a) of the Credit Agreement solely to the extent necessary to permit the Parent, in accordance with Section 1.1(a) above, to prepay outstanding Parent Subordinated Notes (including, without limitation, any accrued and unpaid interest) from the Fifth Amendment Equity Issuance Proceeds and (2) Section 9.10 of the Credit Agreement solely to the extent necessary to permit Parent to pay reasonable fees and transaction costs incurred in connection with any Fifth Amendment Equity Issuance.

                                   ARTICLE II

                       AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.1. Amendments.

         (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in correct alphabetical order:

                  "Amendment No. 5" shall mean Amendment No. 5 dated as of November 6, 2003 to this Agreement.

                  "Amendment No. 5 Effective Date" shall mean the Effective Date, as such term is defined in Amendment No. 5.

                  "Fifth Amendment Equity Issuance" shall mean the issuance by the Parent from time to time in one or more transactions, of up to $300 million of common stock on or prior to November 6, 2004.

                  "Fifth Amendment Equity Issuance Documents" shall mean any underwriting agreement relating to any Fifth Amendment Equity Issuance and any documents to be executed and delivered by the Obligors pursuant to such underwriting agreement, if any.

                  "Fifth Amendment Equity Issuance Proceeds" shall mean the gross proceeds resulting from any Fifth Amendment Equity Issuance.

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         (b) Section 9.21 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing or would otherwise arise therefrom, the Parent may enter into customary underwriting or purchase agreements in connection with any Equity Issuance or Debt Issuance otherwise permissible under the terms of this Agreement and the other Credit Documents."

                                   ARTICLE III

                           AUTHORIZATIONS AND CONSENTS

Section 3.1. Fifth Amendment Equity Issuance. The Administrative Agent and the Majority Lenders hereby consent to all Fifth Amendment Equity Issuances; provided, that no Fifth Amendment Equity Issuance shall be consummated later than November 6, 2004.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

In order to induce the Administrative Agent and the Majority Lenders to enter into this Amendment and Waiver, the Borrower and each of the Obligors hereby agree as follows:

Section 4.1. Use of Fifth Amendment Equity Issuance Proceeds. The Fifth Amendment Equity Issuance Proceeds shall be used solely (i) for the prepayment of the Parent Subordinated Notes (including, without limitation, any accrued and unpaid interest), (ii) for the payment of reasonable and customary transaction costs incurred in connection with the Fifth Amendment Equity Issuance, and (iii) for general corporate purposes in accordance with the terms and provisions of the Credit Agreement.

Section 4.2. Fee to Approving Lenders. As an inducement to the Lenders and the Administrative Agent to enter into this Amendment and Waiver, the Borrower agrees to pay to the Administrative Agent, for the benefit of each Lender that executes and delivers this Amendment and Waiver on or prior to 11:00 a.m. (Eastern time) on November 6, 2003 (each such Lender an "Amendment No. 5 Approving Lender"), a fee (an "Approving Lenders Fee") in an amount equal to 0.125% (one-eighth of one percent) of the sum of (i) the aggregate outstanding principal amount of such Amendment No. 5 Approving Lender's Term Loans and (ii) such Amendment No. 5 Approving Lender's Revolving Credit Commitment. Such Approving Lenders Fee shall be earned only upon and shall be payable only upon a closing date of a Fifth Amendment Equity Issuance (each a "Closing Date"), with the percentage earned and payable on a Closing Date being determined by the aggregate amount of Fifth Amendment Equity Issuance Proceeds raised at that and all prior Closing Dates, as set forth in the relevant columns of the table below, except with respect to the payment of 34% of the Approving Lenders Fee which shall be due and payable as set forth in the table below regardless of whether a Closing Date occurs. If the percentage of the Approving Lenders Fee set forth in a particular column of the table below shall be paid and another Closing Date shall occur without the aggregate amount of Fifth Amendment Equity Issuance Proceeds reaching the threshold for the next column, no additional Approving Lenders Fee shall be payable at that Closing Date. For the avoidance of doubt, and notwithstanding anything in this Amendment No. 5 to the contrary, no Amendment No. 5 Approving Lender shall be entitled to receive more than 100% of such Approving Lenders Fee. Each Amendment No. 5 Approving Lender shall be entitled to its Approving

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Lenders Fee on the relevant payment date regardless of whether such Amendment
No. 5 Approving Lender continues to hold any of the Loans on the relevant payment date.

DATE WHEN PAYMENT OF      Earlier to occur of (i)      Date when the Obligors        Date when the Obligors
APPROVING LENDERS FEE     May 6, 2004 and (ii)         receive aggregate Fifth       receive aggregate Fifth
IS DUE AND PAYABLE        date when the Obligors       Amendment Equity              Amendment Equity
                          receive aggregate Fifth      Issuance Proceeds of          Issuance Proceeds of
                          Amendment Equity             $50 million up to $100        $100 million to $300
                          Issuance Proceeds of up      million                       million
                          to $50 million

PERCENTAGE OF             34%                          33% (plus 34% if not          33% (plus 67% if not
APPROVING LENDERS                                      previously paid)              previously paid)
FEE DUE AND PAYABLE
ON RELEVANT DATE

         Section 4.3. Termination of Old Amendment No. 5. On the date hereof, Old Amendment No. 5 shall automatically terminate.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

Section 5.1. Representations and Warranties. Each of the Obligors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Creditors that:

         (a) it has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and Waiver and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Waiver and the transactions contemplated hereby;

         (b) no Default or Event of Default shall have occurred and be continuing;

         (c) the representations and warranties of the Obligors contained in the Credit Agreement and in the other Credit Documents are true and complete in all material respects on and as of the Effective Date (as defined in Section 6.1 below) with the same force and effect as if made on and as of the Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

         (d) as of October 31, 2003, the outstanding principal amount of the Parent Subordinated Notes, together with all accrued and unpaid interest thereon is approximately $215,546,587;

         (e) giving effect to this Amendment and Waiver, the Fifth Amendment Equity Issuance shall not cause a Default or Event of Default under the Credit Documents, the Parent Financing Documents, the

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Senior Subordinated Notes Financing Documents or any other agreements to which the Obligors may be a party; and


         (f) the execution, delivery and performance of this Amendment and Waiver, and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

                                   ARTICLE VI

                       EFFECTIVENESS; SUBSEQUENT CLOSINGS

Section 6.1. Effective Date. This Amendment and Waiver shall become effective on the date on which all of the following conditions precedent shall have been satisfied, or waived in writing (such date being referred to herein as the "Effective Date"):

         (a) the Administrative Agent shall have received fully executed counterparts of this Amendment and Waiver executed by (i) the Obligors, (ii) the Administrative Agent and (iii) the Majority Lenders;

         (b) the Administrative Agent shall have received a reasonably detailed list of all fees and transaction costs incurred in connection with the Fifth Amendment Equity Issuance being effected on such date;

         (c) the Administrative Agent shall have received fully executed copies of each of the Fifth Amendment Equity Issuance Documents relating to such Fifth Amendment Equity Issuance;

         (d) all representations and warranties contained in this Amendment and Waiver or otherwise made in writing to the Administrative Agent and the Lenders in connection herewith shall be true and correct in all material respects;

         (e) the Administrative Agent and the Lenders shall have received by wire transfer in immediately available funds payment of all fees and other amounts due and payable on or prior to the Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of Clifford Chance US LLP and FTI Consulting, Inc., financial advisor to Clifford Chance US LLP ("FTI")), required to be reimbursed or paid by any Obligor hereunder or under any other Credit Document, it being understood that the fees and other amounts due and payable to Clifford Chance US LLP, to the extent previously invoiced, shall be paid on or prior to November 6, 2003;

         (f) the Administrative Agent and its counsel shall have received such approvals, information, materials and documentation as the Administrative Agent or its counsel may reasonably request, which approvals, information, materials and documentation shall be satisfactory in form and substance to the Administrative Agent and its counsel; and

         (g) all legal matters incident to this Amendment and Waiver and the effects hereof or any of the Credit Documents shall be acceptable to the Administrative Agent and its counsel.

Section 6.2. Subsequent Closing Dates. On or before each Closing Date, the Borrower shall deliver to Administrative Agent:

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         (a) a reasonably detailed list of all fees and transaction costs incurred in connection with the Fifth Amendment Equity Issuance being effected on such date; and

         (b) fully executed copies of each of the Fifth Amendment Equity Issuance Documents relating to such Fifth Amendment Equity Issuance.

                                  ARTICLE VII

                                ACKNOWLEDGEMENTS

Section 7.1. Confirmation and Acknowledgement of the Obligations. Each of Borrower, Parent and PR Borrower hereby reaffirms and admits the validity and enforceability of the Credit Agreement and the Credit Documents and the Liens on the Collateral which were granted pursuant to any of the Credit Documents or otherwise.

Section 7.2. Acknowledgement and Consent by Guarantors.

         (a) Each of the Guarantors hereby acknowledges that it has read this Amendment and Waiver and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, its obligations pursuant to the Credit Documents shall not be impaired and its guarantee pursuant to the Credit Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         (b) Each of the Guarantors hereby reaffirms and admits the validity and enforceability of the Credit Agreement and the Credit Documents to which it is a party and the Liens on the Collateral which were granted by it pursuant to any of the Credit Documents or otherwise.

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1. Consultation with Advisors. Each of the Obligors acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment and Waiver.

Section 8.2. Limited Waiver or Modification; Ratification of Credit Agreement.

         (a) Except to the extent hereby expressly waived or modified, the Credit Agreement and each of the Credit Documents remain in full force and effect and are hereby ratified and confirmed.

         (b) This Amendment and Waiver shall be limited precisely as written and shall not be deemed: (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Creditors; or (ii) to prejudice any right or rights which the Creditors may now have or have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to in a Credit Document. Except to the extent hereby modified, the Credit Agreement and each of the Credit Documents shall continue in full force and effect in accordance with the provisions thereof on the date

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hereof and the Credit Agreement as heretofore amended or modified and as modified by this Amendment and Waiver are hereby ratified and confirmed.

Section 8.3. References. All references to the "Credit Agreement," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import appearing in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment and Waiver. Reference to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement or in the other Credit Documents shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment and Waiver. This Amendment and Waiver shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment and Waiver as a whole.

Section 8.4. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment and Waiver by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment and Waiver.

Section 8.5. Credit Document. This Amendment and Waiver is a Credit Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Section 8.6. Severability. Any provision of this Amendment and Waiver which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8.7. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 8.8. Further Assurance. The parties hereto shall, at any time and from time to time following the execution of this Amendment and Waiver, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment and Waiver.

Section 8.9. Successors and Assigns. The provisions of this Amendment and Waiver shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 8.10. Headings. The headings of this Amendment and Waiver are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Waiver.

Section 8.11. Relationship. The Obligors agree that the relationship between the Administrative Agent and the Lenders, on the one hand, and the Obligors, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. This Amendment and Waiver does not constitute a partnership agreement or any other association between the Administrative Agent, the Lenders and the Obligors. The

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Obligors acknowledge that the Administrative Agent and the Lenders have acted at all times only as creditors to the Obligors within the normal and usual scope of the activities normally undertaken by a creditor and in no event have the Administrative Agent or any of the Lenders attempted to exercise any control over the Obligors or their respective businesses or affairs.

Section 8.12. No Third Party Beneficiaries. This Amendment and Waiver is made and entered into for the sole protection and benefit of the Obligors, the Administrative Agent and the Lenders and no other person or entity shall have any right of action herein, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                           BORROWER:

                           CENTENNIAL CELLULAR OPERATING CO. LLC

                           By:            /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:       Tony L. Wolk
                              Title:      Senior Vice President, General Counsel

                           PR BORROWER:

                           CENTENNIAL PUERTO RICO OPERATIONS CORP.

                           By:            /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:       Tony L. Wolk
                              Title:      Senior Vice President, General Counsel

                           PARENT AND GUARANTOR:

                           CENTENNIAL COMMUNICATIONS CORP. (formerly known as Centennial Cellular Corp.)

                           By:            /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:       Tony L. Wolk
                              Title:      Senior Vice President, General Counsel

                           AGENTS AND LENDERS:

                           BANK OF AMERICA, N.A., individually and as
                           Administrative Agent and as Amendment Arranger

                           By:            /s/ JOHN W. WOODIEL
                              --------------------------------------------------
                              Name:       John W. Woodiel III
                              Title:      Managing Director

                           JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), individually and as Co-Syndication Agent and as Amendment Arranger

                           By:            /s/ DAVID E. OLIVER
                              --------------------------------------------------
                              Name:       David E. Oliver
                              Title:      Vice President

                           MERRILL LYNCH & CO., and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, individually and as Co-Syndication Agent

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                           By:            /s/ KEVIN LYDON
                              --------------------------------------------------
                              Name:       Kevin Lydon
                              Title:      Managing Director

                           THE BANK OF NOVA SCOTIA, individually and as
                           Documentation Agent

                           By:            /s/ STEPHEN C. LEVI
                              --------------------------------------------------
                              Name:       Stephen C. Levi
                              Title:      Director

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